                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                               September 15, 1997


                      NATIONSCREDIT GRANTOR TRUST 1997 - 1
               (Exact name of registrant as specified in charter)


Delaware                 333-22327                      75-2655744
   (State or other        (Commission File         (IRS Employer Identification
   jurisdiction of         Number)                      Number)
   incorporation)


225 E. John Carpenter Freeway, Irving Texas 75062-2731
(Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code  (972) 506-5026


                         Not Applicable
(Former name or former address, if changed since last report.)

 Item 5.                   Other Events

     This Current Report on Form 8-K is being filed to file a copy of the Certificateholders Statements relating to the Collection Period ending August 31, 1997.

     Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement (with Standard Terms and Conditions attached thereto) dated as of April 30, 1997 among NationsCredit Securitization Corporation, NationsCredit Commercial Corporation of America and Bankers Trust Company, as Trustee, which was previously filed as an exhibit to the Current Report on Form 8-K filed on behalf of the Trust by NationsCredit Commercial Corporation of America on June 4, 1997.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

         Exhibit No.

         19.1     Certificateholders Statements

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    NATIONSCREDIT GRANTOR TRUST 1997 - 1
                                                (Registrant)

                                    By:  NationsCredit Commercial
                                         Corporation of America, as Servicer
                                         of NationsCredit Grantor Trust
                                         1997-1


    Date:  September 30, 1997       By:  /s/ Lawrence Angelilli
                                         Name:  Lawrence Angelilli
                                         Title:    Vice President

 EXHIBIT INDEX


Exhibit Number                      Description


19.1                                Certificateholders Statements